UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM N-CSR

__________________________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23248

Tortoise Sustainable and Social Impact Term Fund
(Exact name of registrant as specified in charter)

5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

Matthew G.P. Sallee
5901 College Boulevard, Suite 400, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2025

Item 1.       Report To Stockholders.

(a) Report pursuant to Rule 30e-1

Semi-Annual Report | May 31, 2025

2025 Semi-Annual Report

Closed-End Funds

Tortoise
2025 Semi-Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Closed-end Fund Comparison	1
Letter to Stockholders	2
TYG: Fund Focus	3
TEAF: Fund Focus	6
Financial Statements	10
Notes to Financial Statements	24
Additional Information	38
Tortoise

2025 Semi-Annual Report | May 31, 2025
Closed-end Fund Comparison
	Name/Ticker	Primary Focus	Structure	Total Assets ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Midstream focused	Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Energy Infrastructure	Regulated investment company	$968.9
Multi strategy focused	Tortoise Sustainable and Social Impact Term Fund NYSE: TEAF Inception: 3/2019	Essential Assets	Regulated investment company	$209.2

(1)  As of 5/31/2025

(unaudited)
Tortoise	1

Tortoise 2025 Semi-Annual Report to closed-end fund stockholders

Dear stockholder,

The midstream energy sector outperformed broader energy over the 6-month period ended May 31, 2025, as measured by the Alerian Midstream Energy Index, which declined 3.8% compared to a 13.0% decline in the S&P Energy Select Sector Index®. This relative outperformance stemmed from several factors.

Markets faced tariff-related uncertainty and geopolitical hostilities, both of which weighed on the energy sector. However, energy infrastructure companies advanced a range of strategic initiatives, including discussions around new pipeline projects, supported by continued engagement with data center developers and utility partners. Capital discipline remained a central theme, with a focus on organic investments, dividend growth, opportunistic share repurchases, and the preservation of strong balance sheets.

Utilities also benefited from rising power demand driven by AI-related data center growth, prompting companies to raise earnings guidance. In contrast, the broader energy sector lagged primarily due to a decline in commodity prices. The Organization of Petroleum Exporting Countries Plus (OPEC+) accelerated the return of more than 2 million barrels per day of crude oil production, previously curtailed in 2023. This decision more than offset the bullish impact of Middle East tensions and contributed to oil price declines. Meanwhile, natural gas markets faced mild spring weather that tempered demand, even as U.S. production neared record highs.

Earnings across the energy infrastructure sector broadly aligned with expectations, with 2025 guidance largely reaffirmed, supported by stable volume growth, particularly in natural gas. A central theme for the period was the growing pipeline of natural gas infrastructure investment opportunities. Several companies reported either reaching final investment decisions or making early-stage commercial progress on long-haul pipeline projects and related processing expansions. These developments are driven by robust and rising demand for natural gas, fueled by the continued buildout of U.S. liquefied natural gas (LNG) export capacity and increasing power consumption from data centers.

The need for additional takeaway capacity in the Permian Basin remained acute. Regional price differentials persisted, with West Texas natural gas averaging just $1.59 per MMBtu in the period, well below other U.S. hubs. Despite the uptick in project announcements, sector-wide capital expenditures remain significantly below pre-2020 levels, enabling companies to direct substantial free cash flow toward shareholder returns, including meaningful share repurchase activity.

In the broader energy sector, earnings generally met expectations, with companies focused on maintaining and modestly growing production through improved drilling and completion efficiencies. Refining margins benefitted from robust global demand and select refinery closures. Capital allocation remained disciplined, with an emphasis on dividends, opportunistic share repurchases, low leverage, and accretive M&A targeting complementary assets. Additionally, firms continued to optimize their portfolios to capture upside from increasing electricity demand from the proliferation of AI-powered infrastructure.

For commentary on sustainable infrastructure, waste transition and social impact sectors, please refer to the Tortoise Sustainable and Social Impact Term Fund letter on page 6.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)
2	Tortoise

2025 Semi-Annual Report | May 31, 2025
Tortoise Energy Infrastructure Corp. (TYG)

Fund description

Tortoise Energy Infrastructure Corp. (TYG) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities in energy infrastructure companies. The fund is positioned to benefit from growing energy demand and accelerated efforts to reduce global CO2 emissions in energy production. Energy infrastructure companies generate, transport and distribute electricity, as well as process, store, distribute and market natural gas, natural gas liquids, refined products and crude oil.

Fund performance

The midstream energy sector declined 3.8% for the 6-month period ended May 31, 2025, as measured by the Alerian Midstream Energy Index (AMNA), outperforming broader energy, as represented by the S&P Energy Select Sector Index®, which fell 13.0%. This performance stemmed from several factors. Uncertainty from tariffs and geopolitical hostilities weighed on all markets, including energy. Energy infrastructure companies advanced discussions around new pipeline projects, supported by continued engagement with data center developers and utility partners. Capital discipline remained across the sector, with a focus on organic investment opportunities, dividend growth, opportunistic share repurchases, and the preservation of strong balance sheets. Utilities also benefited from data center power needs that are accelerating growth in load demand, prompting companies to raise their earnings guidance. The fund’s market-based and NAV-based returns (including the reinvestment of distributions) fiscal year-to-date were -7.3% and -9.7%, respectively. The Tortoise MLP Index and the Tortoise Decarbonization Infrastructure Index returned -3.7% and -1.2%, respectively, during the same period.

2025 fiscal year summary
Monthly distributions paid per share	$0.3650
Quarterly distributions paid per share	$1.0950
Distribution rate (as of 5/31/2025)	10.8%
Year-over-year distribution increase (decrease)	40.4%
Cumulative distributions paid per share to stockholders since inception in February 2004	$49.0175
Market-based total return	(7.3)%
NAV-based total return	(9.7)%
Premium (discount) to NAV (as of 5/31/2025)	(9.6)%

Key asset performance drivers

Top five contributors	Company type
The Williams Companies, Inc.	Natural gas pipeline
Clearway Energy, Inc.	Power
MPLX LP	Refined products pipeline
Cheniere Energy, Inc.	Natural gas pipeline
DTE Energy Co.	Power
Bottom five contributors	Company type
ONEOK, Inc.	Natural gas pipeline
Targa Resources Corp	Natural gas pipeline
TK NYS Solar Holdco I, LLC	Renewable infrastructure
Sempra Energy	Power
NextEra Energy	Power

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
Tortoise	3

Tortoise Energy Infrastructure Corp. (TYG) (continued)

Value of $10,000 vs. Tortoise Energy Infrastructure Fund – Market (unaudited)
From May 31, 2015 through May 31, 2025

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2025

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Infrastructure Fund – NAV	21.05%	12.53%	21.67%	-4.97%	4.12%
Tortoise Energy Infrastructure Fund – Market	32.20%	16.26%	26.45%	-5.23%	3.40%
S&P 500® Index	13.52%	14.41%	15.94%	12.86%	10.14%
Tortoise MLP Index®	11.21%	16.85%	24.83%	4.70%	9.64%
Tortoise Decarbonization Infrastructure IndexSM(2)	21.81%	9.16%	N/A	N/A	N/A

(1)  Inception date of the Fund was Feburary 25, 2004.

(2)  The Tortoise Decarbonization Infrastructure Index was added to reflect the inclusion of a broader scope of energy infrastructure equities including midstream, utilities, and renewables in TYG effective November 30, 2021.

Performance assumes the reinvestment of capital gains and income distributions. The reinvestment price is deteremined pursuant to the Fund's dividend reinvestment plan.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization increased $58.7 million during the six months ended Q2 2025, compared to the six months ended Q4 2024, and represented 19.2% of total assets as of May 31, 2025. The increase in leverage is attributable to the merger with NTG in December 2024, and the corresponding assumption of NTG assets and leverage outstanding. At period end, the fund was in compliance with applicable coverage ratios, 76.9% of the leverage cost was fixed, the weighted-average maturity was 2.9 years and the weighted-average annual rate on leverage was 4.23%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the period ended May 31, 2025, $6.5 million of Senior Notes and $15.7 million of Mandatory Redeemable Preferred Shares were paid in full upon maturity.

Income taxes

As of May 31, 2025, the fund’s deferred tax liability was $5.6 million. The fund had capital loss carryforwards of $16.3 million for federal income tax purposes, which can be used to offset future capital gains. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the fund’s leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoisecapital.com.

(unaudited)
4	Tortoise

2025 Semi-Annual Report | May 31, 2025
TYG Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2024				2025
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$7,643	$7,643	$8,397	$8,397	$18,873	$18,873
Distributions paid on common stock per share(2)	0.7100	0.7100	0.7800	0.7800	1.0950	1.0950
Total assets, end of period(3)	508,813	563,922	578,758	689,509	1,055,150	968,890
Average total assets during period(3)(4)	496,314	532,401	564,953	620,894	951,150	1,004,184
Leverage(5)	113,294	115,517	120,994	127,194	211,456	185,956
Leverage as a percent of total assets	22.3%	20.5%	20.9%	18.4%	20.0%	19.2%
Operating expenses before leverage costs and current taxes(6)	1.21%	1.28%	1.36%	1.42%	1.46%	1.24%
Net unrealized appreciation (depreciation), end of period	(39,969)	18,703	6,236	16,973	11,714	15,642
Net assets, end of period	382,860	435,800	455,838	559,339	832,046	772,195
Average net assets during period(7)	377,999	414,387	441,752	494,367	776,791	776,922
Net asset value per common share(2)	35.57	40.48	42.34	51.96	48.27	44.80
Market value per share(2)	29.27	33.51	35.77	46.00	43.34	40.50
Shares outstanding (000’s)	10,765	10,765	10,765	10,765	17,236	17,236

(1)  Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.

(2)  Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020, as applicable.

(3)  Includes deferred issuance and offering costs on senior notes and preferred stock.

(4)  Computed by averaging month-end values within each period.

(5)  Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.

(6)  As a percent of total assets

(7)  Computed by averaging daily net assets within each period.

(unaudited)
Tortoise	5

Tortoise Sustainable and Social Impact Term Fund (TEAF)

Fund description

The Tortoise Sustainable and Social Impact Term Fund (TEAF) seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund update

On June 17, 2025, the board of directors of TEAF and TYG announced the approved merger of TEAF into TYG, with TYG as the surviving company. This strategic merger is designed to enhance scale, improve efficiency, and strengthen Tortoise Capital’s leadership in energy infrastructure investing — while better serving shareholders. TYG provides diversified exposure to energy and power infrastructure and seeks a high level of total return with an emphasis on current distributions. TYG’s investment strategy is designed to capitalize on the ‘age of electricity,’ driven by data center growth, electrification, and grid modernization as well as unprecedented natural gas and LNG demand as a globally scalable, lower-emission fuel anchoring U.S energy exports. The merger is expected to be completed in the second half of 2025, subject to requisite fund shareholder and regulatory approvals. As previously announced, TEAF continues exclusive negotiations for the sale of its remaining private renewables portfolio, with the transaction expected to close in 2025. Proceeds from the sale will be reinvested in listed energy infrastructure securities. Tortoise Capital will continue to provide updates as the transaction progresses and remains committed to transparency, disciplined capital management, and delivering long-term value to shareholders.

Fund performance

Listed sustainable infrastructure

The book delivered strong performance over the period, returning 14.7%, outperforming the underlying indices S&P Global Infrastructure Index (7.7%) and MSCI World Utilities Index (6.2%). All sectors contributed positively, with notable strength from integrated utilities (IREN, E.ON, ENEL) and transportation infrastructure (VINCI, FERROVIAL).

In March, Germany announced a €500 billon infrastructure initiative aimed at supporting long-term power demand. This plan is expected to expose the country’s structural underinvestment in its power system. We estimate that addressing these deficiencies would require €500 billion of investments in power grids, renewable energy and flexible generation.

The quarter was also marked by a widespread power outage across the Iberian Peninsula, underscoring the urgent need to modernize grids across Europe. In addition, the portfolio benefited from the position in Innergex which received a take-private offer at a 58% premium, contributing positively to overall performance.

Listed energy infrastructure

Midstream energy equities delivered resilient performance in the first half of 2025, supported by structural tailwinds driving long-term natural gas demand. In the first quarter, the sector posted solid gains in line with the broader energy complex, benefiting from increasing U.S. liquefied natural gas (LNG) exports, surging power demand from artificial intelligence-driven data centers, and reshoring trends. Although midstream stocks declined modestly in the second quarter, they outperformed the broader energy sector, which was pressured by falling commodity prices amid OPEC+ supply increases and mild spring weather. Despite lower prices, midstream management teams remained disciplined, emphasizing capital returns, organic growth, and balance sheet strength.

Investment momentum in natural gas infrastructure accelerated across the half, with several companies advancing pipeline and processing projects aimed at alleviating takeaway constraints in the Permian Basin and supporting rising domestic power demand. Notable developments included the Williams Companies’ Power Express project and Kinder Morgan’s Trident and Mississippi Crossing designed to serve LNG and electricity-hungry markets in the U.S. Southeast. Additionally, long-term LNG export agreements secured by major players such as Energy Transfer, Cheniere, and Sempra reinforced confidence in sustained global natural gas demand. M&A activity reflected a focus on portfolio optimization and strategic alignment, with both asset-level and corporate transactions shaping the midstream landscape. Overall, the sector continues to demonstrate strong fundamentals and attractive cash flow generation, positioning it well for durable returns amid the evolving energy landscape. We believe TEAF’s portfolio is well positioned to capitalize on these trends.

(unaudited)
6	Tortoise

2025 Semi-Annual Report | May 31, 2025
Tortoise Sustainable and Social Impact Term Fund (TEAF) (continued)

2025 fiscal year summary
Monthly distributions paid per share	$0.0900
Quarterly distributions paid per share	$0.2700
Distribution rate (as of 5/31/2025)	9.2%
Year-over-year distribution increase (decrease)	0.0%
Cumulative distributions paid per share to stockholders since inception in March 2019	$6.5105
Market-based total return	(2.9)%
NAV-based total return	(8.4)%
Premium (discount) to NAV (as of 5/31/2025)	(10.5)%

Key asset performance drivers

Top five contributors	Company type
Renewable Holdco, LLC	Solar
Innergex Renewable Energy Inc	Power
IREN S.P.A.	Power
E.ON SE	Power
Enel SPA	Power
Bottom five contributors	Company type
Renewable Holdco I, LLC	Solar
One Power Company	Power
Renewable Holdco II, LLC	Solar
MXP Holdings LLC (MXP) Series A	Natural gas pipelines
Energy Transfer LP	Natural gas pipelines

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
Tortoise	7

Tortoise Sustainable and Social Impact Term Fund (TEAF) (continued)

Value of $10,000 vs. Tortoise Sustainable and Social Impact Term Fund – Market (unaudited)
Since inception on March 29, 2019 through May 31, 2025

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2025

	1-Year	3-Year	5-Year	Since Inception(1)
Tortoise Sustainable and Social Impact Term Fund – NAV	-3.36%	-0.43%	5.97%	1.11%
Tortoise Sustainable and Social Impact Term Fund – Market	9.64%	1.53%	10.20%	-0.70%
S&P 500® Index	13.52%	14.41%	15.94%	14.48%
S&P Global Infrastructure Index	21.62%	8.82%	12.40%	8.24%

(1)  Inception date of the Fund was March 29, 2019.

Performance assumes the reinvestment of capital gains and income distributions. The reinvestment price is deteremined pursuant to the Fund's dividend reinvestment plan.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 6% to 8% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization decreased $0.1 million during the six months ended Q2 2025, as compared to six months ended Q4 2024. The fund utilizes all floating rate leverage that had a weighted-average annual rate of 5.41% and represented 15.0% of total assets as of May 31, 2025. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the fund’s leverage and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoisecapital.com.

(unaudited)
8	Tortoise

2025 Semi-Annual Report | May 31, 2025
TEAF Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2024				2025
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)	Q2(1)
Selected Financial Information
Distributions paid on common stock	$3,643	$3,643	$3,643	$3,643	$3,642	$3,643
Distributions paid on common stock per share	0.2700	0.2700	0.2700	0.2700	0.2700	0.2700
Total assets, end of period	220,254	221,820	227,164	230,350	219,582	209,182
Average total assets during period(2)	225,597	218,275	224,160	229,325	223,072	212,831
Leverage(3)	23,200	20,900	25,400	31,500	32,800	31,400
Leverage as a percent of total assets	10.5%	9.4%	11.2%	13.7%	14.9%	15.0%
Operating expenses before leverage costs as a percent of total assets	1.64%	1.69%	1.72%	1.99%	1.66%	1.91%
Net unrealized appreciation (depreciation), end of period	(10,314)	(5,042)	(2,235)	(3,155)	(3,264)	(2,715)
Net assets, end of period	196,303	200,265	201,021	198,077	186,042	177,021
Average net assets during period(4)	199,309	197,990	199,873	200,155	191,117	179,593
Net asset value per common share	14.55	14.84	14.90	14.68	13.79	13.12
Market value per common share	11.32	11.70	12.31	12.66	12.03	11.74
Shares outstanding (000’s)	13,491	13,491	13,491	13,491	13,491	13,491

(1)  Q1 represents the period from December through February. Q2 represents the period from March through May. Q3 represents the period from June through August. Q4 represents the period from September through November.

(2)  Computed by averaging month-end values within each period.

(3)  Leverage consists of outstanding borrowings under the margin loan facility.

(4)  Computed by averaging daily net assets within each period.

(unaudited)
Tortoise	9

TYG Consolidated Schedule of Investments (unaudited) May 31, 2025
	Shares	Fair Value
COMMON STOCKS — 98.4%
Canada Crude Oil Pipelines — 2.4%
Enbridge, Inc.	274,348	$12,751,695
South Bow Corp.	226,840	5,897,840
		18,649,535
Canada Natural Gas/Natural Gas Liquids Pipelines — 2.1%
TC Energy Corp.	316,741	16,039,764
United States Crude Oil Pipelines — 5.1%
Plains GP Holdings LP	2,238,549	39,398,462
United States Local Gas Distribution — 5.5%
CenterPoint Energy, Inc.	571,157	21,269,887
NiSource, Inc.	530,547	20,977,828
		42,247,715
United States Natural Gas Gathering/Processing — 7.2%
Antero Midstream Corp.	488,403	9,172,208
Hess Midstream Partners LP	1,192,081	44,106,997
Kinetik Holdings, Inc.	58,261	2,594,945
		55,874,150
United States Natural Gas/Natural Gas Liquids Pipelines — 36.5%
Cheniere Energy, Inc.	132,602	31,425,348
DT Midstream, Inc.	216,698	22,696,949
Excelerate Energy, Inc.	200,658	5,644,510
Kinder Morgan, Inc.	1,370,935	38,441,017
ONEOK, Inc.	523,348	42,307,452
Targa Resources Corp.	332,291	52,478,718
The Williams Companies, Inc.	1,354,601	81,966,907
Venture Global, Inc.(f)	568,274	6,574,930
		281,535,831
United States Renewables and Power Infrastructure — 39.6%
Clearway Energy, Inc.	1,716,534	52,817,751
CMS Energy Corp.	428,981	30,127,336
Constellation Energy Corp.(f)	89,007	27,249,493
DTE Energy Co.	127,666	17,445,559
Entergy Corp.	221,210	18,422,369
Evergy, Inc.	315,661	20,963,047
Sempra Energy	947,675	74,477,778
Vistra Corp.	205,938	33,067,465
WEC Energy Group, Inc.	124,181	13,342,007
XPLR Infrastructure LP	619,905	5,467,562
Xcel Energy, Inc.	179,730	12,599,073
		305,979,440
TOTAL COMMON STOCKS (Cost $784,760,901)		759,724,897
	Shares/Units	Fair Value
MASTER LIMITED PARTNERSHIPS — 26.6%
United States Natural Gas Gathering/Processing — 5.2%
Western Midstream Partners LP	1,076,641	$40,266,373
United States Natural Gas/Natural Gas Liquids Pipelines — 11.0%
Energy Transfer LP	2,741,088	47,914,218
Enterprise Products Partners LP	1,185,160	36,526,631
		84,440,849
United States Refined Product Pipelines — 10.4%
MPLX LP	1,578,351	80,495,901
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $94,888,966)		205,203,123
PRIVATE INVESTMENTS — 0.0%(a)
United States Renewables — 0.0%(a)
TK NYS Solar Holdco I, LLC(b)(c)(d)	N/A	—
TOTAL PRIVATE INVESTMENTS (Cost $53,637,470)		—
SHORT-TERM INVESTMENTS — 0.0%(a)
Money Market Funds — 0.0%(a)
Invesco Government & Agency Portfolio — Class Institutional, 4.24%(e)	238,181	238,181
TOTAL SHORT-TERM INVESTMENTS (Cost $238,181)		238,181
TOTAL INVESTMENTS — 125.0% (Cost $933,525,518)		965,166,201
Liabilities in Excess of Other Assets — (0.9)%		(7,014,734)
Credit Facility Borrowings — (5.6)%		(43,000,000)
Senior Notes — (12.7)%		(98,050,678)
Mandatory Redeemable Preferred Stock at Liquidation Value — (5.8)%		(44,905,300)
TOTAL NET ASSETS — 100.0%		$772,195,489

Percentages are stated as a percent of net assets.

LLC – Limited Liability Company

LP – Limited Partnership

(a)  Represents less than 0.05% of net assets.

(b)  Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2025.

(c)  Restricted Securities have a total fair value of $0 which represents less than 0.0% of net assets.

(d)  Deemed to be an affiliate of the fund.

(e)  The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

(f)  Held in connection with written option contracts. See Schedule of Written Options for further information.

The accompanying notes are an integral part of these financial statements.
10	Tortoise

2025 Semi-Annual Report | May 31, 2025
TYG Consolidated Schedule of Written Options (unaudited) May 31, 2025
	Notional Amount	Contracts	Fair Value
WRITTEN OPTIONS — (0.2)%
Call Options — (0.2)%
Constellation Energy Corp.
Expiration: 06/20/2025; Exercise Price: $300.00	$(20,460,000)	(682)	$(1,159,400)
Expiration: 06/20/2025; Exercise Price: $310.00	(6,448,000)	(208)	(221,520)
Venture Global, Inc., Expiration: 08/15/2025; Exercise Price: $20.00	(11,364,000)	(5,682)	(85,230)
Total Call Options			(1,466,150)
TOTAL WRITTEN OPTIONS (Premiums received $441,848)			$(1,466,150)

Percentages are stated as a percent of net assets.

100 shares per contract.

Exchange-traded.

The accompanying notes are an integral part of these financial statements.
Tortoise	11

TEAF Consolidated Schedule of Investments (unaudited) May 31, 2025
	Shares	Fair Value
COMMON STOCKS — 68.0%
Australia Other — 1.9%
Atlas Arteria Ltd.	992,726	$3,397,928
Canada Renewables — 1.8%
Innergex Renewable Energy, Inc.(a)	323,923	3,224,242
France Other — 1.9%
Vinci SA(a)	22,942	3,278,322
France Power — 0.9%
Engie SA(a)	70,301	1,515,442
France Water Infrastructure — 1.3%
Veolia Environnement SA	67,524	2,321,566
Germany Power — 4.0%
E.ON SE	226,946	3,976,084
RWE AG(a)	85,251	3,206,919
		7,183,003
Hong Kong Solar — 0.3%
Xinyi Energy Holdings Ltd.	4,755,664	588,310
Hong Kong Transportation/Storage — 1.1%
China Suntien Green Energy Corp. Ltd. — Class H	3,704,242	2,003,034
Italy Power — 9.3%
ENAV SpA(a)	862,491	4,126,826
Enel SpA	512,946	4,708,892
Iren SpA	1,215,003	3,777,269
Terna SpA	377,556	3,840,250
		16,453,237
Portugal Power — 2.0%
EDP - Energias de Portugal SA(a)	902,432	3,596,571
Spain Other — 2.7%
Ferrovial SE(a)	93,777	4,774,512
Spain Power — 2.1%
Iberdrola SA(a)	204,385	3,731,661
Switzerland Infrastructure, Utilities, and Renewables — 1.7%
BKW AG	13,987	2,938,460
United Kingdom Power — 5.7%
National Grid Plc(a)	300,253	4,233,559
SSE Plc(a)	245,414	5,822,879
		10,056,438
United Kingdom Renewable Infrastructure — 0.6%
Greencoat UK Wind Plc(a)	703,747	1,073,352
	Shares/Units	Fair Value
United States Natural Gas/Natural Gas Liquids Pipelines — 7.9%
Excelerate Energy, Inc.	41,331	$1,162,641
ONEOK, Inc.	43,396	3,508,133
Targa Resources Corp.(a)	25,803	4,075,068
The Williams Companies, Inc.(a)	73,763	4,463,399
Venture Global, Inc.	65,833	761,688
		13,970,929
United States Other — 1.5%
Waste Management, Inc.	10,852	2,615,006
United States Power — 12.6%
Algonquin Power & Utilities Corp.	359,569	1,974,034
Ameren Corp.(a)	20,040	1,941,475
American Electric Power Co., Inc.(a)	34,023	3,521,040
CMS Energy Corp.	28,828	2,024,590
Exelon Corp.(a)	56,926	2,494,497
Vistra Corp.	38,265	6,144,211
WEC Energy Group, Inc.	19,901	2,138,164
Xcel Energy, Inc.	30,463	2,135,456
		22,373,467
United States Renewables — 7.4%
Clearway Energy, Inc.	107,656	3,312,575
Dominion Energy, Inc.(a)	48,463	2,746,398
NextEra Energy, Inc.(a)	43,338	3,061,396
Sempra Energy	49,946	3,925,256
		13,045,625
United States Utilities — 1.3%
Essential Utilities, Inc.(a)	58,349	2,248,187
TOTAL COMMON STOCKS (Cost $105,890,170)		120,389,292
The accompanying notes are an integral part of these financial statements.
12	Tortoise

2025 Semi-Annual Report | May 31, 2025
TEAF Consolidated Schedule of Investments (unaudited) (continued) May 31, 2025
	Units/Par	Fair Value
MASTER LIMITED PARTNERSHIPS — 29.6%
United States Natural Gas Gathering/Processing — 8.9%
Hess Midstream Partners LP	207,087	$7,662,219
Western Midstream Partners LP	216,086	8,081,616
		15,743,835
United States Natural Gas/Natural Gas Liquids Pipelines — 14.2%
Energy Transfer LP(a)	1,078,885	18,858,910
Enterprise Products Partners LP(a)	203,309	6,265,983
		25,124,893
United States Power — 0.8%
Brookfield Renewable Partners LP	57,699	1,374,967
United States Refined Product Pipelines — 5.7%
MPLX LP(a)	198,334	10,115,034
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $47,420,528)		52,358,729
PRIVATE INVESTMENTS — 17.7%
United States Natural Gas/Natural Gas Liquids Pipelines — 0.0%
MXP Holdings LLC (MXP) Series A(b)(c)	135,180	—
United States Power — 3.6%
One Power Company(b)(c)	23,037	6,432,852
United States Renewables — 14.1%
Renewable Holdco, LLC(b)(c)(d)	N/A	8,841,131
Renewable Holdco I, LLC(b)(c)(d)	N/A	9,410,082
Renewable Holdco II, LLC(b)(c)(d)	N/A	6,725,633
		24,976,846
TOTAL PRIVATE INVESTMENTS (Cost $53,823,025)		31,409,698
PRIVATE NOTES — 1.5%
Bermuda Renewables — 1.5%
Saturn Solar Bermuda 1 Ltd., 10.00%, 12/31/2025(b)(c)	2,500,000	2,671,500
TOTAL PRIVATE NOTES (Cost $2,679,321)		2,671,500
	Shares	Fair Value
Short-Term Investments — 0.4%
Money Market Funds — 0.4%
First American Government Obligations Fund — Class X, 4.23%(e)	645,212	$645,212
TOTAL SHORT-TERM INVESTMENTS (Cost $645,212)		645,212
TOTAL INVESTMENTS — 117.2% (Cost $210,458,256)		207,474,431
Other Assets in Excess of Liabilities — 0.5%		946,392
Margin Loan Facility Borrowings — (17.7)%		(31,400,000)
TOTAL NET ASSETS — 100.0%		$177,020,823

Percentages are stated as a percent of net assets.

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

(a)  All or a portion of the security is segregated as collateral for the margin borrowing facility.

(b)  Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $34,081,198 or 19.2% of net assets as of May 31, 2025.

(c)  Restricted Securities have a fair value of $34,081,198 which represents 19.2% of net assets as of May 31, 2025.

(d)  Deemed to be an affiliate of the fund.

(e)  The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

The accompanying notes are an integral part of these financial statements.
Tortoise	13

Statements of Assets & Liabilities (unaudited) May 31, 2025
	Tortoise Energy Infrastructure Corp.(1)	Tortoise Sustainable and Social Impact Term Fund(1)
Assets
Investments in unaffiliated securities at fair value(2)	$965,166,201	$182,497,585
Investments in affiliated securities at fair value(3)	—	24,976,846
Cash at broker	—	118,168
Cash(7)	—	689,662
Dividends, distributions and interest receivable from investments	841,661	527,472
Income tax receivable	433,003	—
Prepaid expenses and other assets	2,448,689	372,143
Total assets	968,889,554	209,181,876
Liabilities
Overdraft due to custodian(8)	46,086	—
Call options written, at fair value(4)	1,466,150	—
Payable to Adviser	1,492,530	468,751
Accrued expenses and other liabilities	2,506,156	290,854
Current tax liability	—	1,448
Deferred tax liability	5,576,257	—
Credit facility borrowings	43,000,000	31,400,000
Senior notes, net(5)	97,824,320	—
Mandatory redeemable preferred stock, net(6)	44,782,566	—
Total liabilities	196,694,065	32,161,053
Net assets applicable to common stockholders	$772,195,489	$177,020,823
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$17,236	$13,491
Additional paid-in capital	875,943,218	226,885,731
Total distributable accumulated losses	(103,764,965)	(49,878,399)
Net assets applicable to common stockholders	$772,195,489	$177,020,823

Capital shares:
Authorized	100,000,000	100,000,000

Outstanding	17,235,671	13,491,127

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$44.80	$13.12

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$879,888,048	$167,716,915
(3) Investments in affiliated securities at cost	$53,637,470	$42,741,341
(4) Call options written, premiums received	$441,848	$—
(5) Deferred debt issuance and offering costs	$226,358	$—
(6) Deferred offering costs	$122,734	$—
(7)	TEAF cash balance reflects cash held at TEAF Solar Holdco, LLC at the end of the period. (See Note 13 to the financial statements for additional information).
(8)

Overdraft due to the timing of the automatic cash sweep to the short-term investment vehicle at the end of the period. The sweep occurred prior to the settlement of transactions at the end of the period, temporarily overdrawing the operating account. The overdraft does not reflect a liquidity issue or a breach of banking covenants.

See accompanying Notes to Financial Statements.
14	Tortoise

Statements of Operations (unaudited) For the period ended May 31, 2025
2025 Semi-Annual Report | May 31, 2025

	Tortoise Energy Infrastructure Corp.(1)	Tortoise Sustainable and Social Impact Term Fund(1)
Investment Income
Distributions from master limited partnerships	$9,763,927	$1,140,556
Dividends and distributions from common stock	11,770,995	2,145,723
Less return of capital on distributions(2)	(11,716,806)	(1,346,873)
Less foreign taxes withheld	(144,400)	(111,624)
Net dividends and distributions from investments	9,673,716	1,827,782
Interest income	18,587	2,109,176
Other income	1,093,135	807,223
Total Investment Income	10,785,438	4,744,181
Operating Expenses
Advisory fees	4,570,209	1,458,599
Administrator fees	135,466	39,681
Professional fees	1,405,806	181,668
Directors fees	59,882	44,565
Stockholder communication expenses	58,995	19,549
Compliance Fees	10,329	10,329
Custodian fees and expenses	13,675	13,823
Fund accounting fees	34,551	13,812
Registration fees	13,641	12,314
Stock transfer agent fees	75,070	21,327
Other operating expenses	195,074	117,841
Total Operating Expenses	6,572,698	1,933,508
Leverage Expenses
Interest expense	3,199,295	852,714
Distributions to mandatory redeemable preferred stockholders	844,063	—
Amortization of debt issuance costs	15,186	—
Other leverage expenses	87,679	—
Total Leverage Expenses	4,146,223	852,714
Total Expenses	10,718,921	2,786,222
Less expense reimbursement by Adviser (Note 4)	—	—
Net Expenses	10,718,921	2,786,222
Net Investment Income (Loss), before Income Taxes	66,517	1,957,959
Current tax benefit (expense)	(129)	(1,448)
Net Investment Income (Loss)	$66,388	$1,956,511

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

(2)  Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
Tortoise	15

Statements of Operations (unaudited) (continued) For the period ended May 31, 2025
	Tortoise Energy Infrastructure Corp.(1)	Tortoise Sustainable and Social Impact Term Fund(1)
Realized and Unrealized Loss on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	$(44,086,690)	$(16,163,158)
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(5,311)	(4,518)
Net realized gain (loss), before income taxes	(44,092,001)	(16,167,676)
Deferred tax benefit (expense)	(5,576,257)	—
Net realized gain (loss)	(49,668,258)	(16,167,676)
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	4,718,590	3,525,533
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	(5,040,516)	(3,094,696)
Net change in unrealized appreciation (depreciation) of options	(1,024,302)	—
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	15,621	9,845
Net unrealized appreciation (depreciation), before income taxes	(1,330,607)	440,682
Net unrealized appreciation (depreciation)	(1,330,607)	440,682
Net Realized and Unrealized Gain (Loss)	(50,998,865)	(15,726,994)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	$(50,932,477)	$(13,770,483)

(1)  Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).

(2)  Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.
16	Tortoise

Statements of Changes in Net Assets (unaudited)
2025 Semi-Annual Report | May 31, 2025

	Tortoise Energy Infrastructure Corp.(1)		Tortoise Sustainable and Social Impact Term Fund(1)
	Period Ended May 31, 2025	Year Ended November 30, 2024	Period Ended May 31, 2025	Year Ended November 30, 2024
	(Unaudited)		(Unaudited)
Operations
Net investment income (loss)	$66,388	$1,489,924	$1,956,511	$5,459,638
Net realized gain (loss)	(49,668,258)	133,948,147	(16,167,676)	3,935,043
Net unrealized appreciation (depreciation)	(1,330,607)	75,483,660	440,682	2,994,638
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(50,932,477)	210,921,731	(13,770,483)	12,389,319
Distributions to Common Stockholders
From distributable earnings	(37,746,120)	(4,875,004)	(3,383,761)	(7,070,533)
From return of capital	—	(27,204,496)	(3,901,448)	(7,499,884)
Total distributions to common stockholders	(37,746,120)	(32,079,500)	(7,285,209)	(14,570,417)
Capital Stock Transactions
Issuance of 6,470,738 common shares in connection with the merger with Tortoise Midstream Energy Fund, Inc. ("NTG")(2)	$301,535,343	—	—	—
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	301,535,343	—	—	—
Total increase (decrease) in net assets applicable to common stockholders	212,856,746	178,842,231	(21,055,692)	(2,181,098)
Net Assets
Beginning of year	559,338,743	380,496,512	198,076,515	200,257,613
End of period	$772,195,489	$559,338,743	$177,020,823	$198,076,515
Transactions in common shares
Shares outstanding at beginning of year	10,764,933	10,764,933	13,491,127	13,491,127
Shares issued in connection with NTG merger(2)	6,470,738	—	—	—
Shares outstanding at end of period	17,235,671	10,764,933	13,491,127	13,491,127

(1)  Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

(2)  For additional information regarding the merger and impact on the financial statements, see Note 14 to the financial statements.

See accompanying Notes to Financial Statements.
Tortoise	17

Statements of Cash Flows For the period ended May 31, 2025
	Tortoise Energy Infrastructure Corp.(1)	Tortoise Sustainable and Social Impact Term Fund(1)
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$22,549,432	$5,740,601
Purchases of long-term investments	(187,037,401)	(69,479,454)
Proceeds from sales of long-term investments	217,581,534	73,279,565
Sales (purchases) of short-term investments, net	50,340	(85,467)
Cash aquired in merger with NTG(2)	7,296,492	—
Call options written, net	441,848	—
Other income received	1,093,135	807,223
Interest received on securities sold, net	—	1,022,840
Interest expense paid	(2,495,848)	(855,353)
Distributions to mandatory redeemable preferred stockholders	(674,377)	—
Other leverage expenses paid	(196,647)	—
Net income taxes paid	(600,129)	—
Operating expenses paid	(8,832,345)	(2,277,124)
Net cash provided by (used in) operating activities	49,176,034	8,152,831
Cash Flows From Financing Activities
Advances (payments) on credit and margin facilities, net	(29,100,000)	(100,000)
Issuance of mandatory redeemable preferred stock	15,000,000	—
Redemption of mandatory redeemable preferred stock	(15,660,610)	—
Issuance of senior notes	25,000,000	—
Repayment of senior notes	(6,453,333)	—
Debt issuance costs	(262,057)	—
Distributions paid to common stockholders	(37,746,120)	(7,285,209)
Net cash provided by (used in) financing activities	(49,222,120)	(7,385,209)
Net change in cash	(46,086)	767,622
Cash — beginning of period	—	40,208
Cash — end of period(3)	$(46,086)	$807,830

(1)  Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

(2)  For additional information regarding the merger and impact on the financial statements, see Note 14 to the financial statements.

(3)  TYG cash overdraft due to the timing of the automatic cash sweep to the short-term investment vehicle at the end of the period.

See accompanying Notes to Financial Statements.
18	Tortoise

2025 Semi-Annual Report | May 31, 2025
Statements of Cash Flows (continued) For the period ended May 31, 2025
	Tortoise Energy Infrastructure Corp.(1)	Tortoise Sustainable and Social Impact Term Fund(1)
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$(50,932,477)	$(13,770,483)
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(187,037,401)	(69,479,454)
Proceeds from sales of long-term investments	216,973,381	73,269,220
Sales (purchases) of short-term investments, net	50,340	(85,467)
Cash aquired in merger with NTG(2)	7,296,492	—
Call options written, net	441,848	—
Return of capital on distributions received	11,716,806	1,346,873
Net unrealized (appreciation) depreciation	1,330,607	(440,682)
Amortization (accretion) of market premium (discount), net	—	(72,599)
Net realized (gain) loss	44,092,001	16,167,676
Amortization of debt issuance costs	15,186	—
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	1,140,323	1,552,209
(Increase) decrease in income tax receivable	(433,003)	—
(Increase) decrease in receivable for investments sold	608,153	10,345
(Increase) decrease in prepaid expenses and other assets	(2,089,140)	(338,536)
Increase (decrease) in payable to Adviser, net of fees waived	(281,321)	(47,379)
Increase (decrease) in current tax liability	(166,997)	1,448
Increase (decrease) in deferred tax liability	5,576,257	—
Increase (decrease) in accrued expenses and other liabilities	874,979	39,660
Total adjustments	100,108,511	21,923,314
Net cash provided by (used in) operating activities	$49,176,034	$8,152,831

(1)  Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

(2)  For additional information regarding the merger and impact on the financial statements, see Note 14 to the financial statements.
See accompanying Notes to Financial Statements.
Tortoise	19

TYG Financial Highlights
	Six Months Ended May 31, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
	(Unaudited)
Per Common Share Data(1)(2)
Net Asset Value, beginning of the year	$51.96	$35.35	$39.41	$33.54	$25.42	$69.24
Income (Loss) from Investment Operations
Net investment income (loss)(3)(4)	0.00	0.14	0.30	0.12	(0.45)	(0.44)
Net realized and unrealized gain (loss)(3)	(4.97)	19.45	(1.52)	8.59	10.04	(41.20)
Total income (loss) from investment operations	(4.97)	19.59	(1.22)	8.71	9.59	(41.64)
Distributions to Common Stockholders
Net investment income	(2.19)	(0.45)	(1.65)	—	—	—
From return of capital	—	(2.53)	(1.19)	(2.84)	(1.47)	(2.18)
Total distributions to common stockholders	(2.19)	(2.98)	(2.84)	(2.84)	(1.47)	(2.18)
Net Asset Value, end of period	$44.80	$51.96	$35.35	$39.41	$33.54	$25.42
Per common share market value, end of period	$40.50	$46.00	$28.11	$33.54	$27.27	$19.16
Total investment return based on market value(5)(6)	(7.31)%	77.89%	(7.77)%	33.82%	50.27%	(69.69)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$772,195	$559,339	$380,497	$446,618	$400,044	$311,398
Average net assets (000’s)	$776,857	$432,104	$407,705	$438,035	$403,236	$473,041
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.18%	1.20%	1.24%	1.25%	1.18%	1.54%
Other operating expenses	0.52	0.49	0.51	0.24	0.29	0.27
Total operating expenses	1.70	1.69	1.75	1.50	1.47	1.81
Leverage expenses	1.07	1.13	1.29	1.18	1.32	3.48
Income tax expense (benefit)(8)	1.44	0.08	(3.30)	2.02	9.06	(22.97)
Total expenses	4.21%	2.90%	(0.26)%	4.70%	11.85%	(17.68)%
See accompanying Notes to Financial Statements.
20	Tortoise

2025 Semi-Annual Report | May 31, 2025

	Six Months Ended May 31, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
	(Unaudited)
Ratio of net investment income (loss) to average net assets	0.02%	0.34%	0.82%	0.32%	(1.35)%	(2.80)%
Portfolio turnover rate	19.41%	219.29%	41.98%	73.84%	65.30%	36.79%
Credit facility borrowings, end of period (000's)	$43,000	$41,200	$7,300	$30,700	$19,200	$13,200
Senior notes, end of period (000's)	$98,051	$50,333	$64,853	$81,632	$83,893	$87,927
Preferred stock, end of period (000's)	$44,905	$35,661	$35,661	$35,661	$32,300	$32,300
Per common share amount of senior notes outstanding, end of period	$5.69	$4.68	$6.02	$7.20	$7.03	$7.18
Per common share amount of net assets, excluding senior notes, end of period	$50.49	$56.64	$41.37	$46.61	$40.57	$32.60
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(9)	$6,793	$7,500	$6,768	$5,293	$5,194	$4,399
Asset coverage ratio of senior notes and credit facility borrowings(9)	679%	750%	677%	529%	519%	440%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock(10)	$52	$54	$45	$40	$40	$33
Asset coverage ratio of preferred stock(10)	515%	540%	453%	402%	395%	333%

(1)  Information presented based on average shares of common stock outstanding for the entire period.

(2)  During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)  The per common share data for the years ended November 30, 2024, 2023, 2022, 2021, and 2020 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(4)  Less than $0.01 per share for the period ended May 31, 2025.

(5)  Not annualized for periods less than one full year.

(6)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at dividend reinvestment prices pursuant to TYG’s dividend reinvestment plan.

(7)  Annualized for periods less than one full year.

(8)  For the period from December 1, 2024 through May 31, 2025, TYG accrued $5,576,257 for net deferred income tax expense and $129 for current income tax expense. For the year ended November 30, 2024, TYG accrued $344,744 for current tax expense. For the year ended November 30, 2023, TYG accrued $13,467,645 for current tax benefit. For the year ended November 30, 2022, TYG accrued $8,864,115 for current tax expense. For the year ended November 30, 2021, TYG accrued $36,546,777 for current income tax expense. For the year ended November 30, 2020, TYG accrued $116,472,157 for net deferred income tax benefit and $7,747,729 for current income tax expense.

(9)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(10)  Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.
Tortoise	21

TEAF Financial Highlights
	Six Months Ended May 31, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
	(Unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of year	$14.68	$14.84	$16.37	$17.15	$15.85	$17.60
Income (loss) from Investment Operations
Net investment income	0.15	0.40	0.38	0.44	0.54	0.51
Net realized and unrealized gain (loss)	(1.17)	0.52	(0.83)	(0.17)	1.66	(1.16)
Total income (loss) from investment operations	(1.02)	0.92	(0.45)	0.27	2.20	(0.65)
Distributions to Common Stockholders
From net investment income	(0.54)	(0.52)	(0.35)	(0.46)	(0.64)	(0.46)
From return of capital	—	(0.56)	(0.73)	(0.59)	(0.26)	(0.64)
Total distributions to common stockholders	(0.54)	(1.08)	(1.08)	(1.05)	(0.90)	(1.10)
Net Asset Value, end of period	$13.12	$14.68	$14.84	$16.37	$17.15	$15.85
Per common share market value, end of period	$11.74	$12.66	$12.01	$13.85	$14.64	$13.04
Total investment return based on market value(2)(3)	(2.93)%	15.28%	(5.48)%	1.74%	19.50%	(8.66)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$177,021	$198,077	$200,258	$220,798	$231,382	$213,825
Average net assets (000's)	$185,292	$199,330	$211,331	$225,912	$228,533	$210,055
Ratio of Expenses to Average Net Assets(4)
Advisory fees	1.58%	1.51%	1.54%	1.51%	1.53%	1.55%
Other operating expenses	0.51	0.47	0.29	0.38	0.33	0.37
Total operating expenses, before fee waiver	2.09	1.98	1.83	1.89	1.86	1.92
Fee waiver	—	—	—	—	—	(0.10)
Total operating expenses	2.09	1.98	1.83	1.89	1.86	1.82
Leverage expenses	0.92	0.77	0.84	0.31	0.13	0.23
Income tax expense (benefit)(5)(6)	0.00	—	(0.02)	(0.03)	(0.03)	0.28
Total expenses	3.01%	2.75%	2.65%	2.17%	1.96%	2.33%
See accompanying Notes to Financial Statements.
22	Tortoise

2025 Semi-Annual Report | May 31, 2025

	Six Months Ended May 31, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
	(Unaudited)
Ratio of net investment income to average net assets before fee waiver(4)	2.12%	2.74%	2.44%	2.62%	3.20%	3.16%
Ratio of net investment income to average net assets after fee waiver(4)	2.12%	2.74%	2.44%	2.62%	3.20%	3.26%
Portfolio turnover rate	32.27%	24.36%	23.23%	18.27%	68.31%	73.22%
Margin facility borrowings, end of period (000's)	$31,400	$31,500	$24,000	$29,500	$21,600	$31,100
Asset coverage, per $1,000 of principal amount of senior notes and margin facility borrowings(7)	$6,638	$7,288	$9,344	$8,485	$11,712	$7,875
Asset coverage ratio of senior notes and margin facility borrowings(7)	664%	729%	934%	848%	1,171%	788%

(1)  Information presented based on average shares of common stock outstanding for the entire period.

(2)  Not annualized for period less than one year.

(3)  Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual dividend reinvestment price pursuant to TEAF’s dividend reinvestment plan.

(4)  Annualized for periods less than one year.

(5)  For the period from December 1, 2024 through May 31, 2025, TEAF accrued $1,448 for current tax expense For the year ended November 30, 2024 TEAF had no net deferred tax accrual. For the year ended November 30, 2023 TEAF accrued $51,306 for net deferred income tax benefit. For the year ended November 30, 2022 TEAF accrued $57,377 for net deferred income tax benefit. For the year ended November 31, 2021, TEAF accrued $67,015 for net deferred income tax expense. For the year ended November 30, 2020, TEAF accrued $594,668 for net deferred income tax expense.

(6)  Less than 0.01% for the period ended May 31, 2025.

(7)  Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the year divided by margin facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.
Tortoise	23

Notes to Financial Statements (unaudited)
May 31, 2025

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), and Tortoise Sustainable and Social Impact Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each TYG and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions.

2. Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

24	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of May 31, 2025. These assets and liabilities are measured on a recurring basis.

TYG: Description
	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$759,724,897	$—	$—	$759,724,897
Master Limited Partnerships(a)	205,203,123	—	—	205,203,123
Short-Term Investment(b)	238,181	—	—	238,181
Total Assets	$965,166,201	$—	$—	$965,166,201

Liabilities
Written Call Options	$(1,466,150)	$—	$—	$(1,466,150)
TEAF: Description
	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$120,389,292	$—	$—	$120,389,292
Private Investments(a)	—	—	31,409,698	31,409,698
Master Limited Partnerships(a)	52,358,729	—	—	52,358,729
Private Notes(a)	—	—	2,671,500	2,671,500
Short-Term Investment(b)	645,212	—	—	645,212
Total Assets	$173,393,233	$—	$34,081,198	$207,474,431

(a)  All other industry classifications are identified in the Schedule of Investments

(b)  Short-term investment is a sweep investment for cash balances.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended May 31, 2025:

Private Investments	TYG	TEAF
Balance — beginning of period	$2,444,516	$41,430,975
Purchases	2,596,000	427,806
Return of capital	—	—
Sales	—	—
Total realized gain/loss	—	—
Change in unrealized gain/loss	(5,040,516)	(10,449,083)
Balance — end of period	$—	$31,409,698
Tortoise	25

Notes to Financial Statements (unaudited) (continued)

Corporate Bonds	TYG	TEAF
Balance — beginning of period	$—	$306,931
Purchases	—	—
Return of capital	—	—
Sales	—	(307,601)
Total realized gain/loss	—	(5,407,399)
Change in unrealized gain/loss	—	5,408,069
Balance — end of period	$—	$—
Private Notes	TYG	TEAF
Balance — beginning of period	$—	$3,653,559
Purchases	—	—
Return of capital	—	—
Sales	—	(1,010,000)
Total realized gain/loss	—	(89,583)
Change in unrealized gain/loss	—	117,524
Balance — end of period	$—	$2,671,500
	TYG	TEAF
Change in unrealized gain/loss on investments still held at May 31, 2025	$(5,040,516)	$(4,923,490)

TYG wholly-owns TK NYS Solar Holdco I, LLC which previously held solar assets that were sold on May 23, 2025. The holding company TK NYS Solar Holdco I, LLC was yet to be dissolved as of May 31, 2025 and as such was valued at $0.

TEAF owns units of preferred stock of One Power Company (“One Power Company Pfd”) that were issued in a private transaction that closed on April 12, 2023. One Power Company, formerly One Energy Enterprises Inc., is a private company. The preferred stock carries a conversion option into common stock on and after the earlier to occur of (i) the closing of a DeSPAC, (ii) the consummation of an IPO or (iii) the effectiveness of a direct listing in which the Common Stock becomes listed on a national securities exchange (such date the “Initial Liquidity Date”). A multi-scenario discounted cash flow model prepared by an independent third party is being used to determine fair value of the One Energy Pfd security. A 50% weighting is applied to a dissolution scenario, a 45% weighting is applied to a restructuring scenario, and a 5% scenario is applied to an IPO/DeSPAC scenario. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns Series A-1 units of MXP Holdings LLC (“MXP”), which is the reorganized entity of the Fund’s previously owned portfolio company, Mexico Pacific Limited LLC (“MPL”). MPL was issued in a private transaction that closed on October 23, 2019. The reorganization of the company occurred on January 30, 2025. As of May 31, 2025, the investment in MXP was valued at $0, which is the expected earnout payment to be received by Series A-1 units as per the terms of the reorganization.

TEAF owns a private note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 10%. A discounted cash flows model is being utilized to determine fair value of the private note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TEAF wholly-owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

26	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2025:

Assets at Fair Value	TYG	TEAF
Private Notes	$—	$2,671,500
Private Investments	$—	$31,409,698
Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Private Investment (One Power Company Pfd)	Lattice model	Debt discount rate	30.7%
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$8,807,339
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	9.00% - 9.75%
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	10.50% - 11.50%
Private Investment (Renewable Holdco I, LLC)	Market approach	Indicative bids	$5.6 - $11.9mm
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	9.50%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	10.50%
Private Investment (Renewable Holdco II, LLC)	Market approach	Indicative bids	$5.4 - $9.3mm
Saturn Bermuda Note	Discounted cash flow model	Risk spread	1.7500%
Saturn Bermuda Note	Discounted cash flow model	Illiquidity spread	1.7255%

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2024, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2023 through November 30, 2024 based on the 2024 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TYG	49%	52%	$810,228
TEAF	25%	27%	$(93,551)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

The Funds each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, the Funds generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments, is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense.

Tortoise	27

Notes to Financial Statements (unaudited) (continued)

As of May 31, 2025, TYG, and TEAF had no uncertain tax positions, and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG and TEAF — November 30, 2021 through 2024

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TYG and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TYG and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Distributions to stockholders for the year ended November 30, 2024 were characterized as follows:
	TYG		TEAF
	Common	Preferred	Common
Qualified dividend income	15%	100%	18%
Ordinary dividend income	—	—	31%
Return of capital	85%	—	51%
Long-term capital gain	—	—	—

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the year December 1, 2024 through May 31, 2025 for TEAF. For TYG, $262,057 in debt issuance costs were recorded for the period.

H. Derivative Financial Instruments

The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TEAF may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

28	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

TEAF may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed. TEAF did not enter into any forward currency contracts during the period ended May 31, 2025.

I. Indemnifications

Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates

In November 2023, the FASB issued ASU No. 2023-07 Segment Reporting (Topic 280); Improvements to Reportable Segment Disclosures, which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Management does not expect any impact of the ASU to the Funds’ financial statements.

3. Risks and Uncertainties

TYG concentrates its investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of May 31, 2025 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

TEAF — 1.35%.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.03% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise	29

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG:

It is the intention of TYG to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements, except as discussed below.

For the period ended May 31, 2025, TYG has a net current tax benefit (expense) of $(129), relating to prior periods in which it was a C Corporation (TYG: $129), and built-in gains taxes related to the conversion transaction (TYG: $0). TYG is expected to be subject to federal income tax on any built-in gains recognized related to the conversion transaction (as described below) during its fiscal year ending November 30, 2025, but does not expect to be subject to excise tax during calendar year ending December 31, 2025.

For the period ended May 31, 2025, TYG has a net, deferred tax liability of $5,576,257, relating to unrecognized built-in gains from NTG’s conversion transaction which were acquired as a result of the merger in December 2024 (see FN 14 for details on merger transaction). If TYG recognizes any of the acquired built-in gains related to NTG’s conversion transaction, it may be subject to corporate-level tax through the recognition period (described below).

Income taxes relating to prior periods in which TYG was subject to tax as C Corporation is being calculated by applying the federal rate of 21%.

As part of the conversion transaction, TYG may be subject to corporate level-tax on the net unrecognized built-in gains inherent on the conversion date recognized during the subsequent 5-year period which ends November 30, 2027 (“the recognition period”). The conversion transaction requires TYG to track built-in gains throughout the recognition period and potentially pay a corporate-level tax on any built-in gains recognized. During the recognition period, tax is imposed on the lesser of the net built-in gain recognized, the taxable income as if the Fund were a corporation or the net unrealized built-in gain at the conversion date. If the unrecognized built-in gains are recognized in the recognition period, the Fund will calculate tax based on the lesser of these three calculations and utilize pre-conversion capital loss carryforwards, it is possible that the sale of the conversion property will not result in a current tax liability. Therefore, each year during the recognition period, TYG will determine if any of these built-in gains have been recognized, such gain is not offset by the capital loss carryforwards and calculate tax accordingly. If a tax liability is generated, TYG will record the current tax liability and current tax expense in the period in which it is incurred. After the recognition period has ended, any built-in gains recognized will no longer be subject to corporate-level tax.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. The difference between the financial reporting basis and the tax basis of the investment in the MLP investments (i.e., the outside basis difference) may create a taxable temporary difference or a deductible temporary difference. In measuring and determining the character of the tax consequences of the outside basis differences in its MLP investments, the Funds consider the expected types of taxable or deductible amounts in future years and have concluded that the nature of the outside basis differences are capital in character because TYG does not have the ability to control the MLPs’ investment, distribution, or allocation decisions and, therefore, expect to recover the outside basis differences upon disposal of the interests in the MLPs, which are considered capital assets in accordance with the tax law. The conversion transaction does not impose or trigger a sale of securities held by TYG as of the conversion date. TYG does not estimate or forecast future events, including the potential recharacterization of capital gains as ordinary income associated with selling MLP investments when evaluating their deferred income taxes. The sale of MLP unit typically results in the recognition of a capital gain or loss. In accordance with the tax law, a portion of any gain or loss recognized by TYG may be recharacterized as ordinary income (“recapture”) to the extent attributable to assets of the MLP that give rise to depreciation recapture in the recognition period. Any such gain may exceed the net taxable gain realized on the sale and will be recognized regardless of whether there is a net taxable gain or loss on the sale of such unit. TYG will record any current and deferred taxes as appropriate.

Components of TYG’s deferred tax assets and liabilities as of May 31, 2025 are as follows:

TYG
Deferred tax assets:
Capital loss carryforwards	$16,331,110
16,331,110
Deferred tax liabilities:
Net unrealized gain on investment securities	21,907,367
21,907,367
Total net deferred tax liability (asset)	$5,576,257
30	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions, book/tax differences from underlying investments and the timing of recognition of gains or losses on investments.

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

TYG
Unrealized appreciation (depreciation)	$107,239,768
Capital loss carryforwards	(121,103,179)
Undistributed ordinary income	—
Other temporary differences	(1,222,955)
Accumulated earnings (deficit)	$(15,086,366)

As of November 30, 2024, for federal income tax purposes, TYG had capital loss carryforwards of approximately $121,103,000. If not utilized, these capital losses will expire in the year ending November 30, 2025. Because of TYG’s intent to be subject to tax as a RIC, any temporary differences such as capital loss carryforwards from periods in which each fund was a C-Corporation must be further evaluated to determine what the expected future tax rate would be upon reversal. As such, TYG expects capital loss carryforwards of $78,653,638, to reverse at 21%, the tax rate applicable to built-in gains that were generated when the fund was a C-Corporation. The remaining capital loss carryforwards are expected to reverse at 0%, the tax rate applicable to RICs.

As of May 31, 2025, TYG generated approximately $43,800,000 of capital loss carryforwards in the current year.

As of May 31, 2025, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

TYG
Tax cost of investments	$817,839,680
Gross unrealized appreciation of investments	$197,021,253
Gross unrealized depreciation of investments	(50,719,034)
Net unrealized appreciation (depreciation) of investments	$146,302,219

TEAF:

It is the intention of TEAF to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

As of May 31, 2025, TEAF consolidated the balance of a deferred tax expense of $0 and the current tax expense of $1,448 related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 24.76%.

At May 31, 2025, a valuation allowance on deferred tax assets was necessary because TEAF believes it is not more likely than not that its able to realize its deferred tax assets through future taxable income. TEAF has recorded a valuation allowance of $4,564,236. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the period ended May 31, 2025, as follows:

TEAF
Application of Statutory Income tax rate	$(644,713)
State Income taxes, net of federal tax effect	(115,352)
Permanent differences	2,221
Other	(6,094)
Change in valuation allowance	765,386
Total income tax benefit	$1,448
Tortoise	31

Notes to Financial Statements (unaudited) (continued)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The sale of a MLP unit results in the recognition of a capital gain or loss with a portion of any gain or loss recognized by the Funds subject to being treated as ordinary income to the extent attributable to assets of the MLP that give rise to depreciation recapture. Any such gain may exceed the net taxable gain realized on the sale and will be recognized regardless of whether there is a net taxable gain or loss on the sale of such unit. As such, net, ordinary gains recognized up on the sale of MLP units may change the character of distributions to shareholders. These differences are primarily due to return of capital distributions and book/tax differences from underlying investments.

As of November 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

TEAF
Unrealized appreciation (depreciation)	$(2,962,680)
Capital loss carryforwards	(25,532,803)
Undistributed ordinary income	—
Other temporary differences	(327,224)
Accumulated earnings (deficit)	$(28,822,707)

As of November 30, 2024, TEAF had short-term capital loss carryforwards of $22,633,791, had long-term capital loss carryforwards of $2,899,012, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of May 31, 2025 TEAF utilized (generated) approximately ($16,500,000) of capital loss carryforwards in the current year.

As of May 31, 2025, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

TEAF
Tax cost of investments	$208,100,489
Gross unrealized appreciation of investments	$29,498,733
Gross unrealized depreciation of investments	(30,124,790)
Net unrealized appreciation (depreciation) of investments	$(626,057)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at May 31, 2025.

TYG:
Investment Security	Investment Type	Units	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
TK NYS Solar Holdco I, LLC	Private Investment	N/A	08/18/17-05/19/25	$53,637,470	$—	0.0%
				$53,637,470	$—	0.0%
TEAF:
Investment Security	Investment Type	Units/Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
MXP Holding LLC (MXP) Series A	Private Investment	135,180	10/23/19-05/10/23	$2,031,683	$—	0.0%
One Power Company	Private Investment	23,037	04/12/23-05/14/25	9,050,000	6,432,852	3.6
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-04/22/25	8,417,055	8,841,131	5.0
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	22,010,876	9,410,082	5.3
Renewable Holdco II, LLC	Private Investment	N/A	11/15/16-12/22/21	12,313,411	6,725,633	3.8
Saturn Solar Bermuda 1 Ltd., 10.000%, 12/31/2025	Private Note	$2,500,000	05/24/19-07/03/19	2,679,321	2,671,500	1.5
				$56,502,346	$34,081,198	19.2%
32	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended May 31, 2025 is as follows:

TYG:
Investment Security	11/30/24 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	5/31/25 Share Balance	5/31/25 Fair Value	Net Change in Unrealized Depreciation
TK NYS Solar Holdco I, LLC	N/A	$2,596,000	$—	$—	$—	N/A	$—	$(5,040,516)
TEAF:
Investment Security	11/30/24 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	5/31/25 Share Balance	5/31/25 Fair Value	Net Change in Unrealized Appreciation (Depreciation)
Renewable Holdco, LLC	N/A	$427,806	$—	$—	$—	N/A	$8,841,131	$1,296,147
Renewable Holdco I, LLC	N/A	$—	$—	$—	$—	N/A	$9,410,082	$(2,782,757)
Renewable Holdco II, LLC	N/A	$—	$—	$—	$—	N/A	$6,725,633	$(1,608,086)
Total	N/A	$427,806	$—	$—	$—	N/A	$24,976,846	$(3,094,696)

8. Investment Transactions

For the period ended May 31, 2025, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	TEAF
Purchases	$187,037,401	$69,479,454
Sales	$216,973,381	$73,269,220

9. Senior Notes

TYG has issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2025, TYG was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of May 31, 2025 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.
TYG:
Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series AA	June 14, 2025	3.48%	Semi-Annual	$3,226,667	$3,276,154
Series NN	June 14, 2025	3.20%	Semi-Annual	9,680,000	9,813,809
Series KK	December 18, 2025	3.53%	Semi-Annual	3,226,667	3,246,477
Series OO	April 9, 2026	3.27%	Semi-Annual	9,680,000	9,556,010
Series PP	September 25, 2027	3.33%	Semi-Annual	8,066,667	7,834,720
Series QQ	December 17, 2028	2.50%	Semi-Annual	10,000,000	9,979,640
Series RR	December 18, 2031	5.83%	Semi-Annual	25,000,000	26,631,422
Series SS	October 16, 2025	3.97%	Semi-Annual	2,234,291	2,233,137
Series TT	October 16, 2026	4.02%	Semi-Annual	1,936,386	1,919,163
Series UU	December 17, 2028	2.50%	Semi-Annual	25,000,000	23,340,268
				$98,050,678	$97,830,800
Tortoise	33

Notes to Financial Statements (unaudited) (continued)

On December 18, 2024, TYG issued $25,000,000 Series RR Senior Notes which carry a fixed rate interest rate of 5.83% and mature on December 18, 2031.

On December 19, 2024, TYG Series L Notes, with a notional amount of $6,453,333 and a fixed interest rate of 3.99% were paid in full at maturity.

On December 20, 2024, in connection with the merger with NTG, TYG assumed NTG’s outstanding Senior Notes, with an aggregate notional amount of $29,170,677, represented as TYG Senior Notes Series RR, TT and UU.

10. Mandatory Redeemable Preferred Stock

TYG has issued and outstanding MRP Stock at May 31, 2025. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At May 31, 2025, each of TYG was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of May 31, 2025 is included below. The estimated fair value of each series of TYG MRP Stock is calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:

TYG has 65,000,000 shares of preferred stock authorized and 3,896,212 shares of MRP Stock outstanding at May 31, 2025. TYG’s MRP Stock has a liquidation values of $10.00 and $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series F	December 17, 2026	2.67%	2,000,000	$20,000,000	$19,219,099
Series G	December 18, 2029	5.965	1,500,000	15,000,000	15,703,882
Series H	December 13, 2027	4.07%	96,212	2,405,300	2,348,217
Series I	December 17, 2027	2.90%	300,000	7,500,000	7,252,392
			3,896,212	$44,905,300	$44,523,590

On December 18, 2024, TYG issued 1,500,000 Series G Mandatory Redeemable Preferred Shares (aggregate liquidation preference $15,000,000) which carry a fixed rate interest rate of 5.96% and mature on December 18, 2029,

On December 20, 2024, in connection with the merger with NTG, TYG assumed NTG’s outstanding Mandatory Redeemable Preferred Shares, with an aggregate notional amount of $9,905,300, represented as TYG MRP Series H and I.

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

34	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

11. Credit and Margin Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2024 through May 31, 2025 as well as the principal balance and interest rate in effect at May 31, 2025 for each of the Funds’ respective facilities:

	TYG	TEAF
Lending syndicate agent	U.S. Bank, N.A.	The Bank of Nova Scotia
Type of facility	Unsecured, revolving credit facility	Margin loan facility
Borrowing capacity	$80,000,000	$45,000,000
Maturity date	May 31, 2027	179-day rolling evergreen
Interest rate	1-month Term SOFR plus 1.35%	1-month Term SOFR plus 1.00%
Non-usage fee	0.15%-0.25%(1)	0.20%

Average principal balance	$51,173,418	$31,396,703
Average interest rate	5.68%	5.33%

Principal balance outstanding	$43,000,000	$31,400,000
Interest rate	5.67%	5.32%

(1)  Non-use fees are tiered with a rate of 0.25% when the outstanding balance is below $40,000,000 and 0.15% when the outstanding balance is at least $40,000,000, but below $56,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $56,000,000.

On December 13, 2024, TYG executed an amendment to its credit facility. The First Amendment to the Seconded Amended and Restated Credit Agreement extends the termination date to May 31, 2027, increased the facility borrowing capacity to $80,000,000. The applicable rate and all other terms were unchanged.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2025, each Fund was in compliance with facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Forward Currency Contracts

TEAF may invest in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into.

As of May 31, 2025, TEAF held no forward currency contracts.

Interest Rate Swap Contracts

TYG may enter into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction.

Tortoise	35

Notes to Financial Statements (unaudited) (continued)

In addition, if TYG is required to terminate any swap contract early due to a decline in net assets below a threshold amount or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG may be subject to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

As of May 31, 2025, TYG held no interest rate swap contracts.

Written Call Options

Transactions in written option contracts for TYG for the period from December 1, 2024 through May 31, 2025 are as follows:
TYG
	Number of Contracts	Premium
Options outstanding at November 30, 2024	—	$—
Options written	6,572	441,848
Options closed*	—	—
Options exercised	—	—
Options expired	—	—
Options outstanding at May 31, 2025	6,572	$441,848

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at May 31, 2025:
Derivatives not accounted for as hedging instruments under ASC 815	Assets/(Liabilities)
	Location	Fair Value
TYG: Written equity call options	Options written, at fair value	$(1,466,150)

The following table presents the effect of derivatives on the Statements of Operations for the period ended May 31, 2025:
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) of Derivatives
TYG: Written equity call options	Options	$—	$(1,024,302)

There were no written option contracts in TEAF during the period December 1, 2024 through May 31, 2025.

13. Basis For Consolidation

As of May 31, 2025, TYG had committed a total of $58,752,470 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owned TK NYS Solar Holdco I, LLC, which owned and operated renewable energy assets. The renewable energy assets were sold on May 23, 2025. The holding company TK NYS Solar Holdco I, LLC was yet to be dissolved as of May 31, 2025.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

As of May 31, 2025, TEAF has committed $65,817,625 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of May 31, 2025, TEAF has provided $3,778,904 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a private note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 10%. As of May 31, 2025, $3,510,000 of the private note had been funded.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

36	Tortoise

2025 Semi-Annual Report | May 31, 2025
Notes to Financial Statements (unaudited) (continued)

14. Reorganization

Pursuant to the plan of merger approved by the Board of Directors, the Tortoise Energy Infrastructure Corp. (the “Acquiring Fund”) acquired all of the net assets of the Tortoise Midstream Energy Fund, Inc. (the “Acquired Fund”) on December 23, 2024. A total of 5,092,810 shares of the Acquired Fund were exchanged for 6,470,738 shares of the Acquiring Fund on the closing date. The merger aims to strategically enhance stockholder value by potentially increasing net earnings and distribution levels of common stock, due to the operating economies gained and lower net overall fees and expenses from the scale of the combined Fund after the merger. Additionally, the merger seeks to mitigate the discount to NAV at which the Fund’s shares have historically traded by increasing the distribution levels within the Acquiring Fund. This merger qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. The aggregate net assets of the Acquired Fund prior to the reorganization totaled $301,535,343. The Acquired Fund’s unrealized appreciation of $14,987,654 was combined with that of the Acquiring Fund. Following the merger the combined net assets of the Acquiring Fund totaled $803,178,581. Assuming the acquisition had been completed on December 1, 2024, the beginning of the fiscal reporting period of the Acquired Fund, the pro forma results of operations for the period ended May 31, 2025, are as follows:

— Accumulated net investment income (loss): $107,111,792

— Accumulated net realized gain (loss): $(539,518,139)

— Net unrealized appreciation (depreciation) of investments: $30,583,325

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 23, 2024.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments being received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

15. Subsequent Events

TYG:

On June 14, 2025, TYG Series AA and NN Notes, with notional amounts of $3,226,666 and $9,680,000, respectively, and fixed interest rates of 3.48% and 3.20%, respectively, were paid in full at maturity.

On June 17, 2025, the board of directors of Tortoise Energy Infrastructure Corp. (“TYG”) and Tortoise Sustainable and Social Impact Term Fund (“TEAF”) announced the approved merger of TEAF into TYG, with TYG as the surviving company. This strategic merger is designed to enhance scale, improve efficiency, and strengthen Tortoise Capital’s leadership in energy infrastructure investing — while better serving shareholders. The merger is expected to be completed in the second half of 2025, subject to requisite shareholder approval and customary closing conditions.

On June 23, 2025, TYG paid a distribution in the amount of $0.365 per common share, for a total of $6,291,019.94. Of this total the dividend reinvestment amounted to $43.5331.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:

On June 23, 2025, TEAF paid a distribution in the amount of $0.09 per common share, for a total of $1,214,201.43. Of this total the dividend reinvestment amounted to $12.2440.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	37

Additional Information (unaudited)

Change in Independent Registered Public Accounting Firm

On April 3, 2025, the Board of Directors of Tortoise Energy Infrastructure Corp. and Tortoise Sustainable and Social Impact Term Fund approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Funds. Ernst & Young LLP previously served as the Funds' independent registered public accounting firm for the year ended November 30, 2024. During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025 there were no disagreements between the Funds and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2024 through May 31, 2025, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	TEAF
$123,200	$53,200

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoisecapital.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

38	Tortoise

2025 Semi-Annual Report | May 31, 2025
Additional Information (unaudited) (continued)

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment

TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). The allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise	39

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

(913) 981-1020

(913) 981-1021 (fax)

www.tortoisecapital.com

Board of Directors of

Tortoise Energy Infrastructure Corp.

Tortoise Sustainable and Social Impact Term Fund

Tom Florence, Chairman

Tortoise Capital Advisors, L.L.C.

Carrie Schoffman

Independent

Conrad S. Ciccotello

Independent

Alexandra Herger

Independent

Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, Wis. 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wis. 53212

Transfer, Dividend Disbursing

and Reinvestment Agent

Computershare Trust Company, N.A. /

Computershare Inc.

P.O. Box 30170

College Station, Tex. 77842-3170

(800) 426-5523

www.computershare.com

Legal Counsel

Husch Blackwell LLP

4801 Main St.

Kansas City, Mo. 64112

Investor Relations

(866) 362-9331

info@tortoisecapital.com

Stock Symbols

Listed NYSE Symbols: TYG, TEAF

This report is for stockholder information. This is not a

prospectus intended for use in the purchase or sale of fund

shares. Past performance is no guarantee of future

results and your investment may be worth more or

less at the time you sell.

5901 College Boulevard, Suite 400

Overland Park, KS 66211

www.tortoisecapital.com

(b)              Not applicable.

Item 2.       Code of Ethics.

Not applicable for semi-annual reports.

Item 3.       Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.       Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.       Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.       Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable to closed-end investment companies.

(b)    Not applicable to closed-end investment companies.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

At a meeting held on April 3, 2025, the Board of Directors of Tortoise Sustainable and Social Impact Term Fund (the “Fund”) approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund’s independent registered public accounting firm for the year ended November 30, 2024. On April 8, 2025, the Fund notified Ernst & Young LLP of the Fund’s engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young LLP, the previous independent registered public accounting firm for the Fund, on the Fund’s financial statements as of and for the fiscal years ended November 30, 2024 and November 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2024 and November 30, 2023 and for the period through April 3, 2025: (i) there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Fund.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable to this filing.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that have been implemented after the registrant last provided disclosure in response to this Item.

Item 16.     Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(a)(4) Not applicable

(a)(5) Change in the registrant’s independent public accountant is incorporated by reference.

(b)  Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Sustainable and Social Impact Term Fund
By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer
Date August 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew G.P. Sallee
Matthew G.P. Sallee, Chief Executive Officer
Date August 4, 2025
By (Signature and Title)	/s/ Sean Wickliffe
Sean Wickliffe, Principal Financial Officer and Treasurer
Date August 4, 2025